EXHIBIT 10(T-2)

                             STOCK UNIT CERTIFICATE

                  This Stock Unit Certificate represents the grant of ______ Stock Units to _____________ (the "PARTICIPANT") pursuant to, and subject to the terms and conditions of, the EMCOR Group, Inc. Long-Term Incentive Plan (the "PLAN"). The Participant understands and agrees that the grant of the Stock Units represented hereby will be effective as of the first business day of the ____ "PLAN YEAR" (as defined in the Plan), subject to the Participant executing this Stock Unit Certificate where indicated below and returning a copy hereof to the Secretary of EMCOR Group, Inc.

                                             EMCOR Group, Inc.


                                             By:
                                                 -------------------------------
                                                 Frank T. MacInnis
                                                 Chairman of the Board and
                                                 Chief Executive Officer

AGREED AND ACCEPTED:


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Dated:  January __, ____